UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/31/2004

AMERICREDIT CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-10667

TX	752291093
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

801 Cherry Street Suite 3900
Fort Worth, TX 76102
(Address of Principal Executive Offices, Including Zip Code)

(817)302-7165
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 26, 2004, Mr. Gerald J. Ford resigned as Director of AmeriCredit Corp. Mr. Edward H. Esstman retired from the Board of Directors of AmeriCredit Corp. effective August 31, 2004. Additionally, Mr. Michael R. Barrington announced his intention not to stand for re-election to the Board of Directors on August 31, 2004. Mr. Barrington's current term as Director will end on November 3, 2004.

    The Company made a public announcement concerning these changes on August 31, 2004. A copy of that announcement is filed herewith:

Exhibit No.                Description

99.1                    Press Release

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: August 31, 2004.	By:	/s/ PRESTON A. MILLER
PRESTON A. MILLER
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release